STATE OF LOUISIANA

PARISH OF CADDO

ASSIGNMENT

BEFORE ME, the undersigned Notary Public came and appeared:

FOUR STAR OIL COMPANY, INC., a Louisiana corporation, represented herein by Mario Lanza, its President, located at 100 North Land Avenue, Oil City, Louisiana 71061 hereinafter referred to as **Assignor**;

declared that it does by these presents, sell, assign, transfer, convey and deliver unto:

AMERICAN OIL & GAS, INC., a Nevada corporation with a mailing address of 400-601 West Broadway, Vancouver BC V5Z 4C2 represented herein by its duly authorized President, Robert M. Gelfand as "**Assignee**", (whether one or more) his successors and assigns

all of its right title and interest in and to that certain oil, gas and mineral lease between The Cecil and Annie Lou Barlow Trust in favor of Four Star Oil Company recorded under Instrument No.: 2026712 all more fully described on the attached exhibit, made a part hereof. It is the intent of Assignor to convey unto Assignee its rights to said leases and/or wells, whether or not it is adequately described herein.

The effective date of this Assignment is February 2, 2012.

The consideration for this Assignment is the sum of Ten and No/100 ($10.00) Dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged.

Assignees accept the said leases, well and equipment in an AS IS WHERE IS condition and WITHOUT WARRANTY either express or implied even to the return of purchase price.

These leases are made subject to all rights-of-ways or easements; also any outstanding terms and conditions that are expressed in those conveyances of record affecting said leases and properties.

It is acknowledged that the said Notary Public was not asked to and has not examined title and has not been asked to and has not conducted a survey and cannot be held responsible for any defects a title examine may reveal. All information used herein was provided to the Notary Public by the parties.

IN WITNESS WHEREOF, this instrument is signed on this the 12th day of ~~February~~ March 2012, Shreveport, Caddo Parish, Louisiana in the presence of the undersigned witnesses.

WITNESSES:

ASSIGNOR: Four Star Oil Company

By: Mario Lanza, President

Notary Public

THOMAS ANDREW PAUL
NOTARY
I.D. # 004379
MY COMMISSION IS FOR LIFE

IN WITNESS WHEREOF, this instrument is signed on this the 8 day of ~~February~~ March 2012, ______________ in the presence of the undersigned witnesses.

WITNESSES:

Anchana Gelfand

ASSIGNEE: American Oil & Gas, Inc.

By: Robert M. Gelfand, President

Notary Public

GERRIT J. TE HENNEPE
NOTARY PUBLIC
203 - 4545 WEST 10TH AVENUE
VANCOUVER, B.C. V6R 4N2